Fees Summary	Oct. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,372,000.00
Previously Paid Amount	0.00
Total Fee Amount	728.36
Total Offset Amount	0.00
Net Fee	$ 728.36